SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

July 19, 2010
(Date of earliest event reported)

SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sybase Drive Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (925) 236-5000

Item 2.02   Results of Operations and Financial Condition

(a)   On July 19, 2010, Sybase, Inc. issued a press release announcing its results for the three months ended June 30, 2010 (“Q2 2010 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.  As part of the Q2 2010 Release, Sybase presented certain financial information, including the following:

(1)	Condensed Consolidated Statements of Income (unaudited) for the three and six months ended June 30, 2010 and 2009, respectively, and
(2)	Reconciliation of Non-GAAP Results to GAAP Results for selected items for the three and six months ended June 30, 2010 and 2009, respectively.

(b) In accordance with General Instruction B.2 of Form 8-K, the information included the Q2 2010 Release (other than the table referenced in Item 2.02(a)(1)) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of Sybase, Inc. issued July 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date:	July 21, 2010	By:	/s/ DANIEL R. CARL
			Name:	Daniel R. Carl
			Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued July 19, 2010